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                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 2, 1999 and included in EchoStar Communication Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in or made part of this Registration Statement.



Denver, Colorado,
March 3, 2000.



                                                       /s/ Arthur Andersen, LLP
                                                       -------------------------